UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 30, 2017

First Horizon National Corporation
(Exact Name of Registrant as Specified in its Charter)

TENNESSEE	001-15185	62-0803242
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

165 MADISON AVENUE, MEMPHIS, TENNESSEE 38103
(Address of Principal Executive Offices) (Zip Code)

(901) 523-4444
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Effective November 30, 2017, pursuant to the Agreement and Plan of Merger, dated May 3, 2017, by and among First Horizon National Corporation, a Tennessee corporation (“First Horizon”), Capital Bank Financial Corp., a Delaware corporation (“Capital Bank Financial”), and Firestone Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of First Horizon (“Merger Sub”), Merger Sub merged with and into Capital Bank Financial (the “Merger”), with Capital Bank Financial as the surviving corporation in the Merger. Immediately after the Merger, Capital Bank Financial merged with and into First Horizon (the “Second Step Merger”, and together with the Merger, the “Mergers”), with First Horizon as the surviving corporation in the Second Step Merger.

On December 1, 2017, First Horizon filed a Current Report on Form 8-K (the “Original 8-K”) with the Securities and Exchange Commission (the “SEC”) to report the completion of the Mergers. This Amendment on Form 8-K/A is being filed by First Horizon to amend item 9.01 of the Original 8-K solely to present certain financial information in connection with the Mergers.

Item 9.01.       Financial Statements and Exhibits

(a)     Financial Statements of Business Acquired

The financial statements of Capital Bank Financial required by this Item 9.01(a) are filed as Exhibits 99.1- 99.2 to this Form 8-K/A and incorporated herein by reference.

(b)     Pro-Forma Financial Information

The pro forma financial information required by this Item 9.01(b) are filed as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference.

(d)     Exhibits

The following exhibits are filed herewith:

Exhibit #	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Audited consolidated financial statements of Capital Bank Financial Corporation as of and for the year ended December 31, 2016 (incorporated by reference to the Annual Report on Form 10-K filed by Capital Bank Financial with the SEC on February 27, 2017. File No.: 001-35655).

99.2	Unaudited consolidated financial statements of Capital Bank Financial Corporation as of and for the three and nine months ended September 30, 2017 (incorporated by reference to the Quarterly Report on Form 10-Q filed by Capital Bank Financial with the SEC on November 7, 2017. File No.: 001-35655).

99.3	Unaudited pro forma condensed combined balance sheet of First Horizon National Corporation as of September 30, 2017 and unaudited pro forma condensed combined statements of income of First Horizon National Corporation for the year ended December 31, 2016 and for the nine months ended September 30, 2017, and the notes related thereto.
1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2018	FIRST HORIZON NATIONAL CORPORATION

	By:	/s/ Jeff L. Fleming
		Name:	Jeff L. Fleming
		Title:	Executive Vice President and Chief Accounting Officer